NEWS RELEASE

Strategic American Oil Corporation Announces Filing of
Statement of Reserves Data and Other Oil and Gas Information

Corpus Christi, Texas, December 29, 2009 - Strategic American Oil Corporation (OTCBB: SGCA, the "Company") announces that in accordance with the Canadian Securities Administrators' National Instrument 51-101, Standards of Disclosure for Oil and Gas Activities, the Company has filed the following documents on the Canadian Securities Administrators' System for Electronic Document Analysis and Retrieval (SEDAR): (i) a statement of reserves data and other oil and gas information in accordance with Form 51-101F1 prepared by Lonquist & Co. LLC, as at and for the Company's fiscal year ended July 31, 2009, (ii) a report of Lonquist & Co. LLC, an independent qualified reserves evaluator or auditor, in accordance with Form 51-101F2, and (iii) a report of the Company's management and directors in accordance with Form 51-101F3.

A copy of the filed information can be found for viewing by electronic means by viewing the Company's filings on www.sedar.com.

About the Company

Strategic American Oil Corporation (OTCBB: SGCA) is a producing oil and gas exploration and production company focusing on developing oil resources in the United States.

Contact Information:
Strategic American Oil Corporation
Tel: 361-884-7474

Safe Harbor Statement and Disclaimer

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of oil or gas resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, the ability to attract and retain skilled personnel, accidents, labour disputes and other risks of the oil and gas industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined above and in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov). Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.